                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                         Date of Report: August 9, 1999

                                XTRA Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           1-7654                         06-0954158
--------------------------------------------------------------------------------
State of incorporation             (Commission                    (IRS Employer
of organization                    File Number)              Identification No.)

60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code: (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On August 5, 1999, XTRA Corporation issued a press release disclosing certain financial information for the third fiscal quarter ended June 30, 1999, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
                (Millions of dollars, except per share amounts)
                                  (Unaudited)

                                                  Three Months Ended  Nine Months Ended
                                                       June 30,           June 30,
                                                  ------------------  -----------------
                                                     1999      1998      1999    1998
                                                    -----     -----     -----    -----
Revenues                                            $ 111     $ 112     $ 343    $ 342

Operating expenses
  Depreciation on rental equipment                     38        38       114      113
  Rental equipment operating expenses                  29        29        85       83
  Selling and administrative expense                   11        11        32       33
  Revenue equipment writedown                           -         -        25        -
  Restructuring costs                                   -         -        13        -
                                                    -----     -----     -----    -----
                                                       78        78       269      229
                                                    -----     -----     -----    -----

    Operating income                                   33        34        74      113

Interest expense                                       15        14        43       44
                                                    -----     -----     -----    -----


  Income from operations before provision
  for income taxes and unusual item                    18        20        31       69

Unusual item: costs related to terminated merger        -         -         1        -
                                                    -----     -----     -----    -----
    Pretax income                                      18        20        30       69

Provision for income taxes                              7         8        12       28
                                                    -----     -----     -----    -----
Net income                                          $  11     $  12     $  18    $  41
                                                    =====     =====     =====    =====

Basic earnings per common share                     $0.85     $0.80     $1.26    $2.69
Basic common shares outstanding (in millions)        13.2      15.3      14.2     15.3

Diluted earnings per common share                   $0.85     $0.80     $1.26    $2.68
Diluted common shares outstanding (in millions)      13.2      15.4      14.2     15.4

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                  June 30,
                                                    1999        September 30,
                                                 (Unaudited)        1998
                                                 -----------    -------------
Assets

  Property and Equipment, net                       $1,447          $1,452

  Receivables, net                                     105             106

  Other Assets                                          24              17
                                                    ------          ------

    Total Assets                                    $1,576          $1,575
                                                    ======          ======


Liabilities and Stockholders' Equity

Liabilities

  Debt                                              $  866          $  802

  Deferred Income Taxes                                299             287

  Other Liabilities                                     69              78

Stockholders' Equity                                   342             408
                                                    ------          ------

    Total Liabilities & Stockholders' Equity        $1,576          $1,575
                                                    ======          ======


Net Debt Outstanding                                $  862          $  799
                                                    ======          ======

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (Unaudited)

                                                              Nine Months
                                                             Ended June 30,
                                                            1999        1998
                                                            ----        ----
Cash Provided from Operations                               $ 198       $ 211


Cash Used for Investment Activities                          (171)       (129)


Cash Used for Financing Activities                            (90)         (5)
                                                            -----       -----


(Increase)/Decrease in Net Debt Outstanding
  (Debt - Cash)                                             $ (63)      $  77
                                                            =====       =====

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               XTRA CORPORATION
                                     -------------------------------------
                                                 (Registrant)



Date:      August 9, 1999                /s/ Michael J. Soja
      --------------------------     -------------------------------------
                                             Michael J. Soja
                                             Vice President and
                                             Chief Financial Officer